SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 25, 2006
                                                         ----------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
            (Exact name of Registrant as specified in its charter)

             Kansas                   0-28936                48-1008593
             ------                   -------                ----------
    (State of Incorporation)  (Commission File Number)     (I.R.S. Employer
                                                        Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                 (913) 451-8050
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









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Item 8.01  Other Events

On January 25, 2006 the Registrant issued a press release in which it announced that its shareholders approved the merger agreement with Marshall & Ilsley Corporation (NYSE: MI) which was previously disclosed in the Registrant's Form 8-K dated November 9, 2005.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

      Exhibit No.   Description
      -----------   -----------

      99.1          Press Release dated January 25, 2006



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                               GOLD BANC CORPORATION, INC.


Dated: January 25, 2006
                               By: /s/ Rick J. Tremblay
                                  -----------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer



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